                      SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                             ____________________


                                    FORM 8-K



                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITTES EXCHANGE ACT OF 1934



        Date of Report (Date of Earliest Event Reported): April 24, 1996



                                REVCO D.S., INC.
               (Exact Name of Registrant as Specified in Charter)



         Delaware                       1-5025                   34-1527876
         --------                       ------                   ----------
(State or Other Jurisdiction of (Commission File Number)       (IRS Employer
Incorporation)                                               Identification No.)




1925 Enterprise Parkway, Twinsburg, Ohio                44087
(Address of Principal Executive Offices)              (Zip Code)



Registrant's telephone number, including area code: (216) 425-9811.

ITEM 5. OTHER EVENTS.

               On April 24, 1996, the Registrant responded to an announcement by Rite Aid Corporation ("Rite Aid") that Rite Aid had withdrawn its previously announced tender offer to purchase 50.1 percent of the Registrant's outstanding Common Stock (the "Offer"). Following Rite Aid's announcement, the Registrant and Rite Aid terminated the Merger Agreement pursuant to which the Offer had been made. A copy of the Registrant's press release issued in response to Rite Aid's withdrawal of the Offer is attached to this Form 8-K as Exhibit "99.1".



ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS

         (c) Exhibits

         Exhibit Number              Description
         --------------              -----------

           99.1                      Press Release

                                  SIGNATURES



        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          REVCO D.S., INC.





Date: April 26, 1996                 By:   /s/ JACK A. STAPH
                                          ---------------------------------
                                          Jack A. Staph
                                          Senior Vice President, Secretary
                                          and General Counsel